              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                           FORM 8-K




                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  February 21,
1999



            SOUTHERN SECURITY LIFE INSURANCE COMPANY
    (Exact name of registrant as specified in this Charter)



         Florida          2-35669            59-1231733
    --------------    ------------         -------------
    (State or other  (Commission File      (IRS Employer
    jurisdiction of      Number)          Identification No.)
    incorporation)


755 Rinehart Road, Lake Mary, Florida                32746
-------------------------------------              ---------
(Address of principal executive offices)           (Zip Code)



Registrant's Telephone Number,
Including Area Code:                            (407) 321-7113
                                                --------------




                          Does Not Apply
            --------------------------------------------
 (Former name or former address, if changed since last report)

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ITEM 4.  Change in Registrant's Certifying Accountant

KPMG Peat Marwick LLP was previously the principal accountants for Southern Security Life Insurance Company (the "Company"). Effective January 1, 1999, that firm's appointment as principal accountants was terminated and effective February 21, 1999, Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the Board of Directors of the Company.

In connection with the audits of the two fiscal years ended December 31, 1997, and the subsequent interim period through January 1, 1999, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG Peat Marwick LLP on the financial statements of the Company as of and for the year ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified as of uncertainty, audit scope or accounting principles. A letter from KPMG LLP is attached as an exhibit.

ITEM 7.  Financial Statements

      (b)  Exhibit
            16. Letter from KPMG LLP regarding change in certifying accountant.


                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SOUTHERN SECURITY LIFE INSURANCE COMPANY
                                          (Registrant)




Date:  February 26, 1999            By: Scott M. Quist
                                         First Vice President
                                         General Counsel
                                         and Treasurer

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                        Exhibit Index


                  Current Report on Form 8-K

           SOUTHERN SECURITY LIFE INSURANCE COMPANY


Exhibit No.

      16. Letter from KPMG LLP regarding change in certifying accountant.

111 North Orange Avenue, Suite 1600
P.O. Box 3031
Orlando, FL 32802

February 26, 1999



Securities and Exchange Commission
SECPS Letter Files
Mail Stop 9-5
450 Fifth Street
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for Southern Security Life Insurance Company and, under the date of April 3, 1998 we reported on the consolidated financial statements of Southern Security Life Insurance Company as of December 31, 1997 and 1996 and each of the three years in the period ended December 31, 1997. Effective January 1, 1999, our appointment as principal accountants was terminated. We have read Southern Security Life Insurance Company's statements included under Item 4 of Form 8-K dated February 21, 1999 and we agree with such statements.

Very truly yours,

KPMG LLP